UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2007
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC

(Exact name of registrant as specified in its charter)

Delaware	1-14303	36-3161171

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)
One Dauch Drive, Detroit, Michigan 48211-1198

(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (313) 758-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On June 29, 2007 American Axle & Manufacturing, Inc. (“AAM”) entered into a letter agreement (the “Agreement”) with General Motors Corporation (“GM”) relating to the future sale by AAM to GM of driveline components, chassis related forged products, modules and systems in connection with a future vehicle program.
A copy of the Agreement is attached as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits:
99.1	Letter Agreement, dated June 29, 2007, between AAM and GM*

*	Certain portions of the identified Exhibit have been omitted and are being separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
By:	/s/ Michael K. Simonte
Michael K. Simonte
Vice President — Finance & Chief Financial Officer (also in the capacity of Chief Accounting Officer)

Dated: July 6, 2007